UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 10, 2026

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On June 11, 2026, Marvell Technology, Inc. (the “Company”) announced that Willem Meintjes, the Company’s Chief Financial Officer and Executive Vice President, notified the Company on June 10, 2026 of his decision to resign from his position effective as of June 15, 2026. Mr. Meintjes has served as Chief Financial Officer since January 2023 and has informed the Company that the decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Although Mr. Meintjes will step down from all officer positions, he has agreed to remain available to the Company in an advisory capacity through April 17, 2027, to support an orderly transition of duties and responsibilities.

There were no new or amended compensatory arrangements with Mr. Meintjes in connection with his transition other than those previously disclosed.

Appointment of New Chief Financial Officer and Departure of Director

On June 10, 2026, Daniel Durn, a member of our board of directors (the “Board”) and Chair of the Audit Committee, resigned from the Board, including from all committees of the Board on which he served, effective immediately, and was subsequently appointed by the Board to serve as the Company’s Chief Financial Officer and Executive Vice President and principal financial officer, effective June 15, 2026.

Mr. Durn, 59, served as the Chief Financial Officer and an Executive Vice President, Finance, Technology, Security and Operations at Adobe Inc. from October 2021 to June 2026. Prior to holding those positions, Mr. Durn served as a Senior Vice President and Chief Financial Officer of Applied Materials, Inc., from August 2017 to October 2021, and he was Executive Vice President and Chief Financial Officer at NXP Semiconductors N.V. from December 2015 to August 2017 following its merger with Freescale Semiconductor Inc. (“Freescale”), where he was Senior Vice President and Chief Financial Officer prior to the merger. Before Freescale, he was Chief Financial Officer and Executive Vice President of Finance and Administration at GlobalFoundries Inc. Mr. Durn received his Master of Business Administration in Finance from Columbia Business School and graduated from the U.S. Naval Academy with a Bachelor of Science in Control Systems Engineering. He served in the Navy for six years, reaching the rank of lieutenant.

There are no family relationships between Mr. Durn and any director or executive officer of the Company and no arrangements or understandings with any other person pursuant to which he was selected as an officer. Mr. Durn has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, the Company established the following compensatory arrangements for Mr. Durn, as summarized below.

Mr. Durn’s annual base salary will be $850,000. He will be eligible to participate in the Company’s Annual Incentive Plan with a target annual incentive bonus of 120% of his annual base salary. Mr. Durn is eligible to receive a one-time cash sign-on bonus of $1,000,000, subject to the Company’s standard terms and conditions for sign-on bonuses. Mr. Durn has been designated a “Tier 2” participant in the Company’s Change in Control Severance Plan (“CIC Plan”) substantially in the form attached as Exhibit 10.12 to the Company’s Current Report on Form 10-Q filed with the SEC on August 29, 2025. In addition, he will receive grants of restricted stock units (“RSUs”) for the number of shares of Company common stock, as described below.

The equity awards described below were approved by the Compensation Committee under the Company’s Amended and Restated 1995 Stock Option Plan, subject to Mr. Durn’s commencement of employment and the terms of the applicable award agreements.

1.

25,877 RSUs for shares of common stock that vest over four (4) years from the grant date, with twenty-five percent (25%) vesting after one (1) year and the balance vesting quarterly over the following three (3) years, subject to continued service.

2.	25,877 RSUs for shares of common stock that vest in annual installments over two (2) years from the grant date, subject to continued service.

3.	25,877 RSUs for shares of common stock that vest in quarterly installments over one (1) year from the grant date, subject to continued service.

4.

25,877 Performance-based RSUs at target which will be earned based on the Company’s total shareholder return (“TSR”) performance relative to the S&P 500 Index over a performance period from April 15, 2026 to April 5, 2029, with payout capped at 200% of target and not exceeding 100% of target if absolute TSR is negative. The number of earned shares will be further adjusted by an EPS multiplier of up to 150% based on the Company’s Non-GAAP EPS compound annual growth rate relative to a peer group measured over the initial two-year portion of the performance period; provided that the product of (x) the relative TSR payout percentage and (y) the EPS multiplier will not exceed 250%. Any shares earned will vest on June 15, 2029, subject to continued service through that date.

The Company issued a press release regarding the matters described in this Item 5.02, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 7.01 of this report, including parts of Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the relevant parts of the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On June 11, 2026, the Company issued a press release announcing its Chief Financial Officer transition and providing certain guidance information for the second quarter of fiscal year 2027.

A copy of the press release is furnished herewith as Exhibit 99.1 and the information under the heading “Reaffirming Second Quarter of Fiscal 2027 Financial Outlook” is deemed furnished and not filed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: June 11, 2026	By:	/s/ Mark Casper
Mark Casper
Executive Vice President, Chief Legal Officer and Secretary